SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549


                                  FORM 8-K

                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): May 24, 2001


                              SPX CORPORATION
                              ---------------
           (Exact Name of Registrant as Specified in its Charter)




     Delaware                      1-6948                    38-1016240
--------------------            ------------            ---------------------
  (State or Other         (Commission File Number)        (I.R.S. Employer
   Jurisdiction                                          Identification No.)
  of Incorporation)


                          700 Terrace Point Drive
                       Muskegon, Michigan 49443-3301
                       -----------------------------
                  (Address of Principal Executive Offices)
                                 (Zip Code)


                               (231) 724-5000
           -----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
           -----------------------------------------------------
           (Former name or address, if changed from last report)

Item 2:   Acquisition or Disposition of Assets
          ------------------------------------

          On May 24, 2001, United Dominion Industries Limited ("UDI") was amalgamated with a subsidiary of SPX Corporation ("SPX"). SPX issued a press release on May 24, 2001 announcing the completion of the amalgamation. A copy of the press release is attached hereto as Exhibit 99.1

          Shareholders of UDI received approximately 9.385 million shares of SPX's common stock as consideration for their shares of common stock of UDI. The amount of consideration was determined as a result of negotiations between SPX and UDI.

          UDI's assets include plants, equipment and other physical property. The business that UDI conducts is the manufacture of proprietary engineered products for sale primarily to industrial and commercial markets worldwide. SPX intends to operate the assets acquired as previously operated; provided, however that changing business conditions or strategic plans may lead to changes in operations in the future.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (a)  Financial statements of businesses acquired:

          UDI's audited consolidated financial statements as at December 31, 2000 and 1999 and the related consolidated statements of income, cash flow and changes in shareholders' equity for each of the years in the three-year period ended December 31, 2000, together with the report of KPMG LLP, independent auditors, on such financial statements are incorporated by reference from SPX's Current Report on Form 8-K filed on April 13, 2001.

     (b)  Pro forma financial information:

          The pro forma financial information required to be filed will be filed not later than 60 days after the date that this Current Report on Form 8-K is required to be filed.

     (c)  Exhibits:

          Exhibit 23.1    Consent of KPMG LLP.

          Exhibit 99.1    Press release of SPX Corporation dated May 24, 2001.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2001

                             SPX CORPORATION


                             By:   /s/ Christopher J. Kearney
                                 -------------------------------------
                                 Christopher J. Kearney
                                 Vice President, Secretary and General Counsel

                               EXHIBIT INDEX

Exhibit No.          Exhibit
-----------          -------

Exhibit 23.1         Consent of KPMG LLP.

Exhibit 99.1         Press release of SPX Corporation dated May 24, 2001.